EXHIBIT 99.5

Terry Crews Chief Financial Officer Investor Meeting April 4, 2002

Forward Looking Statements

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup® herbicide; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, product liability, regulatory compliance (including seed quality), environmental contamination and antitrust; the effect of weather conditions and commodity markets on the agriculture business; the company's ability to fund its short-term financing needs; general economic and business conditions; and other employees of the company; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Earnings per share (EPS) and earnings before interest and taxes (EBIT) discussed in this presentation excludes special items. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

Highlights

Monsanto Is Transforming Agriculture

Strong core businesses
Growing biotechnology business with great upside
Leadership position in genomics and seeds
Broadest and deepest pipeline in the industry

Steady profit and cash growth through innovation and cost management

$ per share
$3.00
$2.00
$1.00
$0.00
-$1.00
-$2.00
$1.33
-$1.14
$1.70
-$1.02
$1.80
$0.70
$2.23-$2.27
$1.50-$1.75
+4-11%
+10-30%
1999
2000
2001
2002F
2003F
Earnings per Share
Free Cash per Share
FASB 142

MONSANTO

4

Earnings per Share and Free Cash per Share Continue to Grow

$ per share

1999

FASB 142
0

Earnings Per Share
1.33
0

Free Cash Per Share
0
-1.14

2000

FASB 142
0

Earnings Per Share
1.7
0

Free Cash Per Share
0
-1.02

2001

FASB 142
0

Earnings Per Share
1.8
0

Free Cash Per Share
0
0.7

2002F

FASB 142
0.36

Earnings Per Share
1.91
0

Free Cash Per Share
0
1.75

2003F

FASB 142
0

Earnings Per Share
+4–9%

Free Cash Per Share
+10–30%

2002 Impact
2001 Impact
$1.80
2001
U.S. Trait
(-)
Argentina
Devaluation
(+)
Latin
America
Seed Return
(+)
Argentina
Weather
(+)
Slower
Business
from
Argentina
Uncertainty
(-)
2002
Business
Growth and
Cost
Improvements
(+)
FASB 142
(+)
$2.23-
$2.27
2002F

MONSANTO

5

2002 EPS Guidance Achieved Through
Growth without 2001 One-Time Events

2001
1.80

2001 Impact

U.S. Trait (-)
0.34

Argentina Devaluation (+)
0.06

Latin America Seed Return (+)
0.18

Argentina Weather (+)
0.09

2002 Impact

Slower Business from Argentina Uncertainty (-)
0.1

2002 Business Growth and Cost Improvements (+)
0.20

FASB 142 (+)
0.36

2002F
2.23–2.27

Argentina Update

Ag industry is healthy and dollarized
75% of grain is exported to international markets
Farmer economics relatively healthy; able to pay debts
Government confirmed industry is dollar based
Government instituted 10% export tax in March
Tremendous volatility continues
Two potential implications to our business
Existing receivables; April through July are key collection periods
2002 business conducted in cash and grain only

# Restructuring Focuses on Facilities, Contributes to Cost Management

**Net Effect on Earnings Per Share**

| | 2002 | 2003 | 2004 |
|---|---|---|---|
| Restructuring | (0.31) | -- | -- |
| Cost Savings | 0.06 | 0.15 | 0.15 |
| Net | (0.25) | 0.15 | 0.15 |

**Net Effect on Cash Per Share**

| | 2002 | 2003 | 2004 |
|---|---|---|---|
| Cash Cost | (0.16) | -- | -- |
| Cash Savings | 0.06 | 0.14 | 0.14 |
| Net | (0.11) | 0.14 | 0.14 |

MONSANTO

7

Restructuring Focuses on Facilities,
Contributes to Cost Management

Up to $124 million in actions to rationalize facilities and reduce headcount
Geographically focused primarily in Asia and U.S.
Cash required assumed in free cash guidance

Net Effect on Earnings Per Share

Restructuring
2002
(0.31)

2003
--

2004
--

Cost Savings

2002
0.06

2003
0.15

2004
0.15

Net

2002
(0.25)

2003
0.15

2004
0.15

Net Effect on Cash Per Share

Cash Cost

2002
(0.16)

2003
--

2004
--

Cash Savings

2002
0.06

2003
0.14

2004
0.14

Net

2002
(0.11)

2003
0.14

2004
0.14

# 2002 EPS Guidance Achieved Through Growth and Cost Improvements

$1.80
2001
Slower Business from Argentina Uncertainty (-)
2002 Business Growth and Cost Improvements (+)
FASB 142 (+)
$2.23-$2.27
2002F

MONSANTO

8

2002 EPS Guidance Achieved Through
Growth and Cost Improvements

2001
1.80

Slower Business from Argentina Uncertainty (-)
0.1

2002 Business Growth and Cost Improvements (+)
0.20

FASB 142 (+)
0.36

2002F
2.23–2.27

# 2002 Quarterly Earnings Will Shift

Earnings per share
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
2001
2002F
FASB 142
Q1
Q2
Q3
Q4
Full Year

MONSANTO

9

2002 Quarterly Earnings Will Shift

Earnings per share

2001
Q1 0.26

2001
Q2
1.6

2001
Q3
-0.15

2001
Q4
0.09

2001
Full Year
1.8

2002F
Q1
0.22

2002F
Q2
1.36

2002F
Q3
-0.02

2002F
Q4
0.34

2002F
Full Year
1.9

FASB 142
Q1
0.09

FASB 142
Q2
0.14

FASB 142
Q3
0.07

FASB 142
Q4
0.08

FASB 142
Full Year
0.36

$2.23-$2.27
Trait Growth (+)
Seed Growth (+)
Roundup Post Patent (-)
Cost Improvement (+)
+ 4-9%
2002F
2003F

MONSANTO

10

Seed Business and Cost Management Key to Continued Growth in 2003 2002F 2.23-2.27 Trait Growth (+) 0.14 Seed Growth (+) 0.07 Roundup Post Patent (-) 0.17 Cost Improvement (+) 0.06 2003F +4-9%

# Cost Improvement Trend Continues

Percent of sales
30%
25%
20%
15%
10%
5%
0%
SG&A
R&D
24%
13%
23%
11%
22%
10%
21%
10%
20%
10%
1999
2000
2001
2002F
2003F

MONSANTO

11

Cost Improvement Trend Continues Percent of sales 1999 SG&A 0.24 R&D 0.13 2000 SG&A 0.23 R&D 0.11 2001 SG&A 0.22 R&D 0.1 2002F SG&A 0.21 R&D 0.1 2003F SG&A 0.2 R&D 0.1

Unit Cost
100
90
80
70
60
50
'95
'96
'97
'98
'99
'00
'01
'02F
Roundup (1995 = 100)
U.S. Corn (1999 = 100)

MONSANTO

12

Continued Focus Has Reduced Costs in Both Roundup and Seeds

Unit COGS improvements continue in Roundup

Seed unit COGS improving as facilities and SKUs are rationalized

Unit Cost

'95

Roundup (1995 = 100)
100

U.S. Corn (1999 = 100)
0

'96

Roundup (1995 = 100)
92

U.S. Corn (1999 = 100)
0

'97

Roundup (1995 = 100)
82

U.S. Corn (1999 = 100)
0

'98

Roundup (1995 = 100)
79

U.S. Corn (1999 = 100)
0

'99

Roundup (1995 = 100)
72

U.S. Corn (1999 = 100)
100

'00

Roundup (1995 = 100)
68

U.S. Corn (1999 = 100)
93

'01

Roundup (1995 = 100)
66

U.S. Corn (1999 = 100)
88

'02F

Roundup (1995 = 100)
61

U.S. Corn (1999 = 100)
86

# EBIT Margin Continues Positive Trend

Ag Productivity
Seed & Genomics
Total Company
EBIT % Sales
EBIT % Sales (Excluding Goodwill)
$ Millions
% Sales
$1,200
$800
$400
$0
-$400
20%
15%
10%
5%
0%
10%
8%
16%
14%
17%
15%
18%
19%
1999
2000
2001
2002F
2003F

MONSANTO

13

EBIT Margin Continues Positive Trend

$ Millions

% Sales

1999
Ag Productivity
629
Seed & Genomics
-225
Total Company
404
EBIT % Sales
8%
EBIT % Sales (Excluding Goodwill)
10%

2000
Ag Productivity
$1,121
Seed & Genomics
-$342
Total Company
$779
EBIT % Sales
14%
EBIT % Sales (Excluding Goodwill)
16%

2001
Ag Productivity
$944
Seed & Genomics
-$135
Total Company
$809
EBIT % Sales
15%
EBIT % Sales (Excluding Goodwill)
17%

2002F
Ag Productivity
1013
Seed & Genomics
-34
Total Company
979
EBIT % Sales
18%
EBIT % Sales (Excluding Goodwill)
18%

2003F
Ag Productivity
962
Seed & Genomics
77
Total Company
1039
EBIT % Sales
19%
EBIT % Sales (Excluding Goodwill)
19%

# Free Cash Flow Improved by $450 Million in 2001

$ Millions
1500
1000
500
0
-500
-1000
-1500
'00
'01
Income before tax and non-cash items
'00
'01
Working capital and other balance sheet changes
'00
'01
Capital spending and investments
'00
'01
Free cash flow

MONSANTO

14

Free Cash Flow Improved by $450 Million in 2001

$ Millions

Income before tax and non-cash items

2000
1253

2001
1286

Working capital and other balance sheet changes

2000
-582

2001
-670

Capital spending and investments

2000
-935

2001
-433

Free cash flow

2000
-264

2001
183

# Trade Receivables Were Down 2% of Sales

***Net Trade Receivables by Region***

| $ Millions | 2000 | 2001 |
|---|---|---|
| North America | $863 | $807 |
| Latin America | 1067 | 1148 |
| Europe/Africa | 244 | 175 |
| Asia | 162 | 102 |
| Other | 76 | 75 |
| Total | $2,412 | $2,307 |

MONSANTO

15

Trade Receivables Were Down 2% of Sales

Net Trade Receivables by Region

$ Millions

North America

2000
$863

2001
$807

Latin America

2000
1067

2001
1148

Europe/Africa

2000
244

2001
175

Asia

2000
162

2001
102

Other

2000
76

2001
75

Total

2000
$2,412

2001
$2,307

2001 trade receivables at 42% of sales, down 2% from 2000

Organizational focus on cash and receivables in 2001

Significant improvements in Europe, Asia and U.S.

Latin America still a challenge

# And Trade Receivables Will Continue To Improve

Receivables $ Millions
% Sales
$2,500
$2,400
$2,300
$2,200
$2,100
$2,000
46%
44%
42%
40%
38%
36%
34%
44%
42%
40%
38%
2000
2001
2002F
2003F

MONSANTO

16

And Trade Receivables Will Continue To Improve

Receivables $ Millions

% Sales

2000
$2,412
% Sales
44%

2001
$2,307
% Sales
42%

2002F
$2,200
% Sales
40%

2003F
$2,200
% Sales
38%

2002 receivables down 2% of sales

Continued progress in Asia and Europe

Pursuing alternative approaches to customer financing programs

Latin America will improve in 2002

Latin America Receivable Exposure Will Be Reduced in 2002

Continue to focus on improving collections
Goals and incentives set in local organization and at senior management levels
In Argentina, collections expected to occur on a
U.S.-dollar equivalent basis
Cash and grain sales only in Argentina to protect and minimize receivables
Improve collateralization in Brazil and Argentina through grain security and other asset pledges
Seek alternative financing programs that reduce risk and improve cash flow

# Inventories Have Improved Considerably, But Strategic Builds Needed

% sales
35%
25%
15%
31%
27%
23%
25%
25%
24%
1998
1999
2000
2001
2002F
2003F

MONSANTO

18

% sales

1998
31%

1999
27%

2000
23%

2001
25%

2002F
25%

2003F
24%

Inventories Have Improved Considerably, But Strategic Builds Needed

SKU rationalization
Processes in place to maintain current levels
Includes strategic inventory build for Posilac and Roundup
23-25% of sales appropriate

# Major Capacity Expansions Are Complete

Capital Expenditures
$ Millions
$700
$600
$500
$400
$300
$200
$100
$0
$632
$582
$382
$350
$350
1999
2000
2001
2002F
2003F

MONSANTO

19

Major Capacity Expansions Are Complete

Disciplined approval process in place

Major Roundup expansion completed

Seed integration completed

Future spending supports sustainable growth

Capital Expenditures

$ Millions

1999
$632

2000
$582

2001
$382

2002F
$350

2003F
$350

# Free Cash Flow Has Turned Positive

Free Cash Flow
$ Millions
$800
$600
$400
$200
$0
($200)
($400)
-$295
-$264
$183
$400-460
+10-30%
1999
2000
2001
2002F
2003F

MONSANTO

20

Free Cash Flow Has Turned Positive $ Millions Free Cash Flow 1999 -$295 2000 -$264 2001 $183 2002F $400–460 2003F +10–30%

# Potential Remains For Considerable Growth in Free Cash

$ Millions
$1,500
$1,000
$500
$0
-$500
-$1,000
'01 '02 '03
'01 '02 '03
'01 '02 '03
'01 '02 '03
$400-460
+10-30%
Income before tax and non-cash items
Working capital and other balance sheet changes
Capital spending and investments
Free cash flow

MONSANTO

21

Potential Remains For Considerable Growth in Free Cash

$ Millions

Income before tax and non-cash items

2001
1286

2002
1320

2003
1361

Working capital and other balance sheet changes

2001
-670

2002
-338

2003
-317

Capital spending and investments

2001
-433

2002
-500

2003
-470

Free cash flow

2001
183

2002
482

2003
574

# Capital Structure Will Improve with Increased Cash Flow

$ in Billions
Long-term Fixed Debt
Variable Debt
$2.0
$1.5
$1.0
$0.5
$0.0
$1.8
$1.7
$1.6
$1.2
2000
2001
2002F
2003F

MONSANTO

22

Capital Structure Will Improve with Increased Cash Flow

Maintain a strong capital structure

Maintain access to short-term debt

S&P and Moody's short-term rating of A1 and P2 respectively

~ $1B long-term debt issuance planned in 2002

Debt-to-total capitalization in 15-20% range; debt levels peak in second quarter

$ in Billions

2000

Variable Debt
1.755

Long-term Fixed Debt
0

2001

Variable Debt
1.71

Long-term Fixed Debt
0

2002F

Variable Debt
0.75

Long-term Fixed Debt
0.8

2003F

Variable Debt
0.4

Long-term Fixed Debt
0.8

Growth Drivers

Delivered

Earnings growth of 6%
Free cash flow positive with lower capital spending and improved receivables
Achieved spending targets
Processes in place to accelerate gains in cash

Short Term

Grow EPS 4% to 6% in 2002; 4% to 9% in 2003
Maintain strength of core businesses, including necessary cost reductions
Grow free cash by 100+% in 2002; 10%-30% in 2003

Medium Term

Plus...
EPS growth rate in double-digits as biotech accelerates
Further reductions in working capital
Continue strong cash generation and return greater value to shareowners

Long Term

Plus...
Continue high level of EPS growth
70+% of earnings in cash